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                                                                   EXHIBIT 10.16


                               FIRST AMENDMENT TO
                           SUBORDINATED LOAN AGREEMENT

         THIS FIRST AMENDMENT TO SUBORDINATED LOAN AGREEMENT (the "Amendment") is made and entered into as as of June 11, 1999 by and between BINGHAM FINANCIAL SERVICES CORPORATION, a Michigan corporation ("Borrower"), whose address is 260 East Brown Street, Suite 200, Birmingham, MI 48009, and SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP, a Michigan limited partnership, as assignee of SUN COMMUNITIES, INC., a Maryland corporation ("Lender"), whose address is 31700 Middlebelt Road, Suite 145, Farmington Hills, Michigan 48334.

                                    RECITALS:

         A. Borrower and Lender have entered into that certain Subordinated Loan Agreement dated September 30, 1997 (the "Loan Agreement").

         B. Borrower and Lender desire to amend the Loan Agreement in accordance with the terms and conditions of this Amendment.

         NOW, THEREFORE, the parties agree as follows:

         1. Section 1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following Section 1:

              "1. LOAN. Upon the closing of the first sale of Borrower's securities to the public pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "IPO"), Lender will make the following Loan to Borrower:


              Type of Loan    Interest Rate        Note Amount      Maturity
              ------------    -------------        -----------      --------

              Term                 9.75%           $4,000,000       seven years

              The Loan and any amendments, extensions, renewals, or refinancing thereof are subject to this Agreement."


         2.   Section 2 of the Loan Agreement is hereby deleted in its entirety.

         3. Unless otherwise modified by this Amendment, all provisions of the Loan Agreement shall remain in full force and effect.

         4. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one and the same agreement. Facsimile or photographic reproductions of this Amendment may be made and relied upon to the same extent as though such fax or copy were an original.

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         IN WITNESS WHEREOF, the parties have executed this First Amendment to
Subordinated Loan Agreement as of the date first written above.


                                    BORROWER:

                                    BINGHAM FINANCIAL SERVICES CORPORATION, a
                                    Michigan corporation


                                    By:
                                        ----------------------------------------

                                    Its:
                                         ---------------------------------------

                                    LENDER:

                                    SUN COMMUNITIES OPERATING LIMITED
                                    PARTNERSHIP, a Michigan limited partnership


                                    By:  Sun Communities, Inc., a Maryland
                                         corporation
                                    Its: General Partner


                                    By:
                                        ----------------------------------------

                                    Its:
                                         ---------------------------------------

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